                                  EXHIBIT 10.40

ARIAD PHARMACEUTICALS, INC. HAS OMITTED FROM THIS EXHIBIT 10.40 PORTIONS OF THE AGREEMENT FOR WHICH ARIAD PHARMACEUTICALS, INC. HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED WITH AN ASTERISK AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                     TECHNOLOGY PURCHASE AND SALE AGREEMENT

     This Technology Purchase Agreement and Sale Agreement (the "Agreement") is entered into as of July 17, 1997 by and between ARIAD Pharmaceuticals, Inc. (the "Buyer") and Mitotix, Inc. (the "Seller").

     WHEREAS, the Seller desires to sell and the Buyer desires to buy the right, title and interest of the Seller in certain intellectual property, patent applications, know-how and reagents relating to the inventions disclosed in the Patents (as hereinafter defined), except as excluded by Section 1.05 hereof (the "Invention").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. PURCHASE AND SALE OF ASSETS.

     1.01 TRANSFERRED ASSETS. Upon the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 1.06) the Seller shall transfer to the Buyer good and valid title to the Patents (as defined below in Section 1.01(a)) and all of its right, title and interest in and to the Know-How and Reagents (as defined below in Sections 1.01(b) and (c), respectively). The Patents, Know-How and Reagents shall hereinafter be collectively referred to as the "Transferred Assets". The Transferred Assets shall consist of:

     (a) The patent applications listed on SCHEDULE 2.05, the prosecution files for such patent applications (including, without limitation, all drafts, notes, drawings or figures, official correspondence with patent offices, other correspondence and copies of cited references, copies of which the Seller may retain), and all intellectual property rights (other than rights pertaining to [*] as hereinafter defined) in such applications, including without limitation the right to claim the priority benefit thereof and to prosecute and to enforce any patents arising therefrom (collectively, the "Patents").

     (b) All laboratory notebooks and other primary data, research results, records and documentation, research plans, proposals, conclusions, know-how, specifications and information, to the extent any of the foregoing are recorded in any tangible form (including, without limitation, gels, photographs, print-outs, electronic files and paper documents), which are owned by, licensed to or in the possession of the Seller and which relate to the discovery of or are necessary or materially useful for the practice of the Invention, the Patents or the Reagents, and all intellectual and tangible property rights in the foregoing, including the right to file additional patent applications based thereon (collectively, the "Know-How").

     (c) The reagents listed on, and in the quantities listed on, SCHEDULE 2.04 attached hereto (the "Reagents").

     Except as set forth in this Agreement, the Transferred Assets shall be transferred on an "AS IS" basis. The Seller shall transfer the Transferred Assets to the Buyer pursuant to a Bill of Sale in substantially the form of
EXHIBIT 1.01A attached hereto (the "Bill of Sale") and an Assignment of Patents substantially in the form of EXHIBIT 1.01B attached hereto (the "Patent Assignment").

     1.02 NO LIABILITIES. The Buyer shall not assume any liabilities of the Seller in connection with the Invention, the Transferred Assets or the transactions contemplated by this Agreement.

     1.03 CONSIDERATION FOR THE TRANSFERRED ASSETS. In consideration for the transfer of the Transferred Assets, upon the terms and subject to the conditions set forth in this Agreement, the Buyer shall pay the Seller an aggregate sum of [*] (the "Purchase Price") payable as follows:


     (a) [*] shall be paid at the Closing (the "Closing Payment"); and

     (b) An additional [*] shall be paid on each of the dates which is [*] after the Closing Date (as defined in Section 1.07) (the "Installments").

     The Closing Payment and each of the Installments shall be made by wire transfer to an account designated by the Seller.

     1.04 LICENSE. As additional consideration for the Transferred Assets, effective upon the completion of the Closing, the parties shall enter into a license agreement granting to the Seller a [*] license, with the right to grant sublicenses, to develop, use, make, have made, sell and import Diagnostic Products (as hereinafter defined) using the Invention, the Patents and the Know-How (the "License"). Notwithstanding the foregoing, the License shall retain for the Buyer, the [*] right, [*] to develop, use, make, have made, sell and import Diagnostic Products (i) for use in connection with therapeutic or prophylactic products that are developed, manufactured, imported or sold by the Buyer and/or parties licensing such therapeutic or prophylactic products from the Buyer ("Buyer Therapeutic Products"), (ii) for use in determining how to utilize (e.g., dosing regimen or drug monitoring) Buyer Therapeutic Products to treat a particular disease or patient, or (iii) for monitoring the effect of Buyer Therapeutic Products. The foregoing right reserved to the Buyer shall not include the right to develop, use, make, have made, sell and import Diagnostic Products to generally determine the presence or absence of, or predisposition to, a disease state independent of a determination relative to the use of Buyer Therapeutic Products. For purposes of this Agreement and the License, "Diagnostic Products" shall mean products which are intended to monitor the course of disease or therapy in humans, predict, detect or identify a disease in humans, or determine the outcome of a pathological condition in humans.

     1.05 EXCLUSION OF [*]. For the purpose of this Agreement, [*] and all uses disclosed for any of the foregoing. The parties expressly agree that [*] is not included within the subject matter transferred and assigned hereunder and is expressly excluded from the definitions of the Invention, the Patents and the Know-How. The Seller shall have an unrestricted right to prosecute claims relating to [*].

     1.06 FURTHER ASSURANCES. At any time and from time to time after the date hereof, at the request of the Buyer and without further consideration, the Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively transfer, convey and assign to the Buyer and to confirm the Buyer's title to the Transferred Assets.

     1.07 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts contemporaneously with the execution of this Agreement. At the Closing:

     (a) The Seller shall deliver or cause to be delivered to the Buyer the following:

          (i) The Bill of Sale;

          (ii) The Patent Assignment;

          (iii) The Reagents;

          (iv) All of the books, data, documents, instruments and other records and materials described in Sections 1.01(a) and 1.01(b), which shall include identification by the Seller from the materials described therein of the records believed by the Seller to document the earliest making of the inventions claimed in the Patents and any additional records corroborating the foregoing. The Seller may retain copies of the Know-How in microfiche or other format. The original copies of the Know-How and Patents transferred to the Buyer shall be retained by the Buyer and made available to the Seller for use in connection with the Seller's rights under the License, for the prosecution, defense, maintenance or enforcement of patent applications and patents other than the Patents, and for all purposes unrelated to the Invention or the Transferred Assets. [*]

          (v) A Confidentiality Agreement substantially in the form of EXHIBIT 1.07(a)(v) attached hereto (the "New Confidentiality Agreement"); and

          (vi) Cooperation Agreements executed by each of the inventors named in the Patents (the "Inventors") substantially in the form of EXHIBIT 1.07(a)(vi) attached hereto.

     (b) The Buyer shall deliver or cause to be delivered to the Seller the Closing Payment; and

     (c) The parties shall execute and deliver the License.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller hereby represents and warrants to the Buyer as follows:

     2.01 ORGANIZATION AND QUALIFICATION. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed or qualified to transact business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the Seller's ability to sell the Transferred Assets.

     2.02 CORPORATE POWER AND AUTHORITY. The Seller has the corporate power and authority to execute, deliver and perform this Agreement and the documents and transactions contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary corporate action required of the Seller. This Agreement and the other agreements, documents and instruments to be executed and delivered by the Seller hereunder have been duly executed and delivered by, and constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     2.03 VALIDITY, ETC. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate or result in any breach of the Seller's Certificate of Incorporation or By-Laws, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or any other third party, (iii) violate or result in a breach of any mortgage, indenture, note, license, agreement or other instrument or obligation related to the Seller or to the Seller's ability to consummate the transactions contemplated hereby or thereby, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained in writing, (iv) violate any judgment, order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or (v) result in the creation of any Claim (as defined in Section 2.07) upon the Transferred Assets.

     2.04 REAGENTS. SCHEDULE 2.04 contains a true and complete list all reagents in Seller's possession which, to the knowledge of Seller, are materially useful in connection with the Invention and the quantities thereof.

     2.05 PATENTS AND KNOW-HOW. SCHEDULE 2.05 sets forth a list of all the Seller's patent applications related to the Invention. All patent applications listed therein have been filed and prosecuted in good faith as required by law and, to the knowledge of the Seller, are in good standing. To the knowledge of the Seller, the inventors of such patent applications are as set forth in the respective patent documents and all such inventors have assigned their rights in the Invention and the Patents to the Seller. No third party has notified the Seller of any claim of infringement by the Seller of any patents or other intellectual property rights of others in connection with the Invention, the Patents or Know-How. To the knowledge of the Seller, no interference or opposition proceeding is pending or threatened relating to the Patents. Except as contemplated by this Agreement, the Seller has not granted any person or entity any right to use the Invention, the Patents or the Know-How for any purpose.

     2.06 PROPRIETARY INFORMATION OF THIRD PARTIES. To the knowledge of the Seller, no third party has claimed or has reason to claim that any person employed by or affiliated with the Seller has, in any way related to the Invention, (a) violated or may be violating any of the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party or (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party. No third party has requested information from the Seller which suggests that such a claim might be contemplated. To the knowledge of the Seller, no person employed by or affiliated with the Seller has employed or proposes to employ in connection with the Invention any trade secret or any information or documentation proprietary to any former employer or other third party and no person employed by or affiliated with the Seller has violated any confidential relationship which such person may have had with any third party, in connection with the development of the Invention.

     2.07 TITLE. Upon delivery to the Buyer of the Bill of Sale and the Patent Assignment, (i) the Buyer will receive good and valid title to the Patents free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions (collectively, "Claims"), and (ii) the Buyer will receive all of the Seller's right, title and interest in and to the Invention, the Know-How and the Reagents, free and clear of all Claims known to the Seller or that arise out of or result from any action or failure to act of the Seller, or, to the knowledge of the Seller, the Inventors, or any other agent, employee or consultant of the Seller.

     2.08 LITIGATION. There is no action, suit, claim, proceeding or investigation pending, or, to the knowledge of the Seller, threatened against the Seller and, to the knowledge of the Seller, there is no action, suit, claim, proceeding or investigation pending or threatened against any of the Inventors affecting the Transferred Assets (a) at law or in equity, or before any federal, state, municipal or other governmental commission, board, bureau, agency or instrumentality, domestic or foreign or (b) before any arbitration panel. To the knowledge of the Seller, there are no outstanding writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Transferred Assets. There is no action or suit by the Seller pending or threatened against others involving the Transferred Assets.

     2.09 TAXES. The Seller has not taken or failed to take any action which could create any tax lien on the Transferred Assets.

     3. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller as follows:

     3.01 ORGANIZATION. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed or qualified to transact business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the Buyer's ability to purchase the Transferred Assets.

     3.02 CORPORATE POWER AND AUTHORITY. The Buyer has the corporate power and authority to execute, deliver and perform this Agreement and the documents and transactions contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary corporate action required of the Buyer. This Agreement and the other agreements, documents and instruments to be executed and delivered by the Buyer hereunder have been duly executed and delivered by, and constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     3.03 VALIDITY, ETC. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate or result in any breach of the Buyer's Certificate of Incorporation or By-Laws, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or any other third party, (iii) violate or result in a breach of any mortgage, indenture, note, license, agreement or other instrument or obligation related to the Buyer or to the Buyer's ability to consummate the transactions contemplated hereby or thereby, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained in writing, or (iv) violate any judgment, order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer.

     4. COVENANTS OF THE SELLER. The Seller covenants and agrees with the Buyer that, following the Closing, the Seller shall cooperate with the Buyer in prosecuting the patent applications and in defending as necessary the Patents, the Know-How and the Invention against any claims or objections of third parties. Such cooperation shall include, without limitation, [*]. Without limiting the generality of the foregoing, the Seller agrees that the Buyer shall have the right to enforce the rights of the Seller pursuant to Subsection 2(c) of the Invention, Non-Disclosure and Non-Competition Agreements between the Seller and each of the Inventors in so far as such rights pertain to the Invention, the Know-How and the Patents, as fully as if the Buyer were a party to each of such agreements in the place of the Seller.

     5. COVENANTS OF THE BUYER AND SELLER. The Buyer covenants and agrees with the Seller that the Buyer shall not renew or prosecute any claims of the Patents pertaining specifically to [*]. The Seller covenants and agrees with the Buyer that the Seller shall not prosecute or assert any claims to the Invention except as may be permitted under the License. The Seller further covenants and agrees that it shall not take any action which will adversely affect the prosecution of the claims to the Invention by the Buyer and the Buyer further covenants and agrees that it shall not take any action which will adversely affect the prosecution of the claims to [*] by the Seller.

     6. MISCELLANEOUS.

     6.01 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

     If to the Buyer:           ARIAD Pharmaceuticals, Inc.
                                26 Landsdowne Street
                                Cambridge, MA  02139
                                Attn:  Chief Executive Officer
                                Fax No.:  (617) 494-1828

     If to the Seller:          Mitotix, Inc.
                                One Kendall Square, Building 600
                                Cambridge, MA  02139
                                Attn:  President
                                Fax No.:  (617) 225-0005

     All notices, requests, consents and other communications hereunder shall be deemed to have been (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

         6.02 ENTIRE AGREEMENT. This Agreement together with the Bill of Sale, Patent Assignment, New Confidentiality Agreement and License (together, the "Documents") embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. In addition, the Buyer acknowledges that the Cooperation Agreements embody the entire understanding with respect to the subject matter hereof between the Buyer and the Inventors. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     6.03 MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by both parties hereto.

     6.04 WAIVERS AND CONSENTS. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     6.05 ASSIGNMENT. [*]

     6.06 ARBITRATION. Any controversy, dispute or claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof, shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Boston, Massachusetts pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. [*] In the event of any procedural matter not covered by the aforesaid rules, the procedural law of The Commonwealth of Massachusetts shall govern.

     6.07 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

     6.08 SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     6.09 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     6.10 EXPENSES. Each of the parties hereto shall pay its own fees and expenses in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     6.11 SURVIVAL. All representations and warranties in this Agreement shall survive the Closing.

     6.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.13 PUBLICITY. The parties will agree upon a press release which shall be issued promptly after the Closing hereunder. Except as set forth in the preceding sentence, neither Mitotix nor ARIAD shall make any news release or other public statement disclosing the terms of this Agreement or of any amendment hereto, or the performance hereunder or the existence of the arrangement between the parties without the prior approval of the other party, except as required by applicable law, rule or regulation, which approval shall not be unreasonably withheld. Once a particular item of information has been disclosed as aforesaid, either party may make subsequent disclosure of such information without further approval of the other party.

     IN WITNESS WHEREOF, the Buyer and the Seller have executed this Agreement as an instrument under seal as of the date first above written.

                                      ARIAD PHARMACEUTICALS, INC.


                                      By:/s/
                                         -----------------------------------
                                      Name:
                                      Title:


                                      MITOTIX, INC.


                                      By:/s/
                                         -----------------------------------
                                      Name:
                                      Title:

                                  SCHEDULE 2.04

                                    REAGENTS


BOX 1:  [*]


[*]


BOX 2:  [*]


[*]


BOX 3:  [*]


[*]

                                  SCHEDULE 2.05

                                     PATENTS


1.  [*]

2.  [*]

3.  [*]

4.  [*]

5.  [*]

6.  [*]

7.  [*]

8.  [*]

                                  EXHIBIT 1.01A

                                  BILL OF SALE

     This Bill of Sale, dated this _____ day of July, 1997, is executed and delivered by Mitotix, Inc. (the "Seller"), to ARIAD Pharmaceuticals, Inc. (the "Purchaser"). All capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Technology Purchase and Sale Agreement, dated as of the date hereof, between the Seller and the Purchaser (the "Agreement").

     WHEREAS, pursuant to the Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Purchaser certain Transferred Assets.

     NOW, THEREFORE, in consideration of the execution and delivery of the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells, transfers, conveys, assigns and delivers to the Purchaser, its successors and assigns, to have and to hold forever, all of the Seller's rights, title and interest in and to the Invention and:

     (a) The Patents;

     (b) The Know-How; and

     (c) The Reagents.

     IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed under seal as of the date first above written.


                                           MITOTIX, INC.


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  EXHIBIT 1.01B

                              ASSIGNMENT OF PATENTS

     WHEREAS, Mitotix, Inc. (hereafter "Assignor"), a corporation having a principal place of business at One Kendall Square, Cambridge, Massachusetts 02139, is the sole and exclusive owner of all right, title and interest in and to the United States Patents and Patent Applications set forth on Schedule A attached hereto; and

     WHEREAS, ARIAD Pharmaceuticals, Inc. (hereafter "Assignee"), a corporation having a principal place of business at 26 Landsdowne Street, Cambridge, Massachusetts 02139, is desirous of acquiring the entire right, title and interest in and to said Patents and Patent Applications except for all rights in and to [*] and, to the extent disclosed in said Patents and Patent Applications, all embodiments of, and all inventions pertaining to, [*] including, without limitation, [*] and all uses disclosed for any of the foregoing. The parties expressly agree that claims relating to [*] are not included within the subject matter transferred and assigned hereunder and the Seller shall have an unrestricted right to prosecute claims relating to [*].

     NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, BE IT KNOWN, that for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor has sold, assigned, transferred and conveyed and by these presents does hereby sell, assign, transfer and convey, unto said Assignee, its successors and assigns, the entire right, title and interest in and to the Patents and Patent Applications as set forth and described in Schedule A attached hereto and all divisions, continuations, continuations-in-part and renewals thereof, and all Patents of the United States which may be granted thereon and all reissues, re-examinations and extensions thereof; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for an invention described in any of the foregoing applications in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States applications under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof; together with all claims for damages by reason of past infringement, with the right to sue for, and collect the same for the use of Assignee, its successors and assigns; provided, however, that there shall be excluded from the foregoing conveyance any claims of said Patents and Patent Applications set forth on Schedule A that pertain specifically to [*] as defined above.

     Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to the Assignee, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

     Assignor hereby covenants and agrees that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith.

     This assignment is effective as of this _____ day of July, 1997.

     IN WITNESS WHEREOF, Assignor has caused these presents to be signed by a duly authorized officer.

                                    MITOTIX, INC., Assignor


                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:


Witnesses:

Signature:



-------------------------
Name


Signature:



-------------------------
Name:

                                   SCHEDULE A


1.  [*]

2.  [*]

                               EXHIBIT 1.07(a)(v)

                            CONFIDENTIALITY AGREEMENT

     This Confidentiality Agreement (the "Agreement") is made as of July __, 1997 by and between ARIAD Pharmaceuticals, Inc. ("ARIAD") and Mitotix Inc. ("Mitotix"). All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Technology Purchase and Sale Agreement between ARIAD and Mitotix dated as of the date hereof (the "Purchase Agreement").

     WHEREAS, pursuant to the Purchase Agreement, Mitotix has transferred all of its right, title and interest in the Invention, the Know-How and the Patents to ARIAD and ARIAD has granted a license under the Invention, the Know-How and the Patents in the Field of Diagnostic Products pursuant to a License Agreement of even date herewith between ARIAD and Mitotix (the "License").

     NOW, THEREFORE, in consideration of the Purchase Agreement and for other good and valuable and consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITION OF CONFIDENTIAL INFORMATION. For purposes of this Agreement, "Confidential Information" shall mean (a) the Know-How, (b) all Confidential Items as defined in the Confidential Disclosure Agreement between ARIAD and Mitotix dated September 20 and September 24, 1996, (c) all information concerning the terms of the Purchase Agreement [*].

     Notwithstanding the foregoing, Confidential Information shall not include information which:

[*]

     2. DISCLOSURE OF CONFIDENTIAL INFORMATION.

     (a) From and after the date hereof, Mitotix shall hold in confidence and shall not disclose any Confidential Information except (i) as expressly permitted under this Agreement, the Purchase Agreement or the License, or (ii) as required by applicable law or legal process, in which instance Mitotix shall provide ARIAD with prior written notice of any such disclosure so that ARIAD can seek an appropriate protective order. [*]

     (b) From and after the date hereof, ARIAD shall hold in confidence and shall not disclose any Confidential Information which either (1) relates solely to the Field of Diagnostic Products or to [*] (as defined in the Purchase Agreement), or (2) represents business or commercial information of Mitotix which does not constitute or relate solely to the Transferred Assets except (i) as expressly permitted under this Agreement, the Purchase Agreement or the License, or (ii) as required by applicable law or legal process, in which instance ARIAD shall provide Mitotix with prior written notice of any such disclosure so that Mitotix can seek an appropriate protective order. [*]

     (c) Either party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for purposes contemplated by the Agreement, the License or the Purchase Agreement.

     3. MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement together with the Purchase Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.

     (b) MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by both parties hereto.

     (c) ASSIGNMENT. [*]

     (d) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

     (e) SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     (f) HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the date first above written.

                                      ARIAD PHARMACEUTICALS, INC.


                                      By:      ______________________________
                                      Name:
                                      Title:


                                      MITOTIX INC.


                                      By:      ______________________________
                                      Name:
                                      Title:

                               EXHIBIT 1.07(a)(vi)


                              COOPERATION AGREEMENT

     This Cooperation Agreement (the "Agreement") is executed and delivered by the undersigned (the "Inventor") as of July ____, 1997.

     WHEREAS, pursuant to the Technology Purchase and Sale Agreement by and between ARIAD Pharmaceuticals Inc. ("ARIAD") and Mitotix, Inc. ("Mitotix") dated as of the date hereof (the "Purchase Agreement"), Mitotix has transferred all of its right, title and interest in and to the Invention, the Patents and the Know-How to ARIAD and has agreed to cooperate with ARIAD in the prosecution of the Patents after the date hereof; and

     WHEREAS, the Inventor is an employee of Mitotix and is listed as an inventor in one or more of the patent applications included in the Patents, and the Inventor has executed and delivered to Mitotix a Invention, Non-Disclosure and Non-Competition Agreement (the "Prior Agreement") pursuant to which the Inventor has agreed, among other things, to keep confidential certain Proprietary Information (as defined therein), to assign to Mitotix all the Inventor's right, title and interest in and to the Invention and the Patents and to cooperate fully with Mitotix, both during and after the Inventor's employment with Mitotix, with respect to the procurement, maintenance and enforcement of the Patents.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Inventor hereby covenants and agrees with ARIAD as follows:

     1. DEFINITIONS. For purposes of this Agreement:

     (a) The "Confidential Information" shall mean all materials, information and know-how, whether or not in writing, concerning the Invention, the Patents, the Supplemental Patent Materials and the Know-How.

     (b) The "Invention" shall mean the inventions disclosed in the Patents (as hereinafter defined) except as excluded by Section 1.05 of the Purchase Agreement.

     (c) The "Patents" shall mean patent applications listed on Schedule A, and all intellectual property rights (other than rights pertaining to [*] as defined in the Purchase Agreement) in such applications.

     (d) The "Supplemental Patent Materials" shall mean the prosecution files for the patent applications listed on Schedule A (including, without limitation, all drafts, notes, drawings or figures, official correspondence with patent offices, other correspondence and copies of cited references).

     (e) The "Know-How" shall mean all laboratory notebooks and other primary data, research results, records and documentation, research plans, proposals, conclusions, know-how, specifications and information, to the extent any of the foregoing are recorded in any tangible form (including, without limitation, gels, photographs, print-outs, electronic files and paper documents), which are owned by, licensed to or in the possession of Mitotix and which relate to the discovery of or are necessary or materially useful for the practice of the Invention, the Patents or the Reagents (as defined in the Purchase Agreement), and all intellectual and tangible property rights in the foregoing, including the right to file additional patent applications based thereon.

     (f) The "License" shall mean the License Agreement dated as of even date herewith between ARIAD and Mitotix.

     2. CONFIDENTIALITY. The Inventor acknowledges that, as between ARIAD and the Inventor, the Confidential Information shall be the exclusive property of ARIAD. [*] the Inventor will not disclose any Confidential Information to others or use the same for any purposes without the prior written approval of ARIAD, unless and until such Confidential Information has become public knowledge without fault by the Inventor.

     3. INVENTOR REPRESENTATIONS. The Inventor represents, warrants and confirms to ARIAD that the Inventor has assigned all of the Inventor's right, title and interest in and to the Invention, the Patents and the Know-How to Mitotix. [*]

     4. COOPERATION. The Inventor agrees to cooperate reasonably with ARIAD with respect to the procurement, maintenance and enforcement of the Patents (both in the United States and foreign countries) and the Know-How, provided that (a) the Inventor will be entitled to reasonable compensation and reimbursement from ARIAD for time and expenses incurred by the Inventor in connection with such cooperation, other than for time spent as an employee of Mitotix, (the specific terms of such compensation and reimbursement to be determined by mutual agreement prior to the provision of such cooperation), and (b) such cooperation and assistance by the Inventor shall be scheduled and coordinated by mutual agreement between the Inventor and ARIAD so as not to interfere with the Inventor's performance of services to Mitotix or any subsequent employer. Notwithstanding the foregoing, the Inventor shall not be required to spend more than [*] in any [*] period performing services for ARIAD under this Agreement.

     5. CONSENT OF MITOTIX. Mitotix hereby confirms that the Inventor has executed this Agreement at the request of Mitotix and that Mitotix consents to the performance by the Inventor of the obligations of the Inventor hereunder and agrees that the performance of such obligations by the Inventor shall not be considered by Mitotix to be inconsistent with the Inventor's obligations as an employee of Mitotix.

     6. MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.

     (b) MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by both parties hereto.

     (c) ASSIGNMENT. This Agreement and any right hereunder may not be assigned by ARIAD without the written consent of the Inventor, which shall not be unreasonably withheld, except that ARIAD may, without such consent, assign this Agreement and its rights hereunder, in whole or in part, (i)to any of its affiliates, [*].

     (d) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

     (e) SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     (f) HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     (g) EXPENSES. Mitotix agrees to pay the reasonable expenses of the Inventor in connection with the negotiation of this Agreement.

     (h) [*]

     (i) TERMINATION. [*] This Agreement shall terminate on [*], but may be extended by ARIAD for [*] additional years on sixty (60) days prior notice in the event that [*].

     IN WITNESS WHEREOF, the Inventor has executed this Agreement as an instrument under seal as of the date first above written.

                                        THE INVENTOR


                                        -------------------------------
                                        Name:




AGREED AND ACCEPTED:

ARIAD PHARMACEUTICALS, INC.


By:/s/
   ---------------------------------                  ---------------------
Name:                                                 Date:
Title:


MITOTIX, INC.


By:---------------------------------                  ---------------------
Name:                                                 Date:
Title:

                                   SCHEDULE A

                                     PATENTS


1.   [*]

2.   [*]

3.   [*]

4.   [*]

5.   [*]

6.   [*]

7.   [*]

8.   [*]